SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT
               Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934

Date of Report: November 17, 1998
(Date of earliest event reported)


                    Asset Securitization Corporation
               Commercial Mortgage Pass-Through Certificates
                            Series 1997-D4
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          (Exact Name of registrant as specified in its charter)

Delaware                    33-49370-04                    13-3672337
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(State or Other Juris-     (Commission                 (I.R.S. Employer
diction of Incorporation)   File Number)                Identification Number)


Two World Financial Center, Building B, New York, New York    10281
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(Address of Principal Executive Office)                     (Zip Code)


Registrant's telephone number, including area code:       212-667-9300
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               This Document contains exactly 149 Pages.
                    The Exhibit Index is on Page 5.

ITEM 5. OTHER EVENTS

                This Current Report on Form 8-K relates to the Trust Fund formed, and the Commercial Mortgage Pass-Through Certificates Series 1997-D4 issued pursuant to a Pooling and Servicing Agreement, dated as of March 27, 1997 (the "Pooling and Servicing Agreement"), by and among Asset Securitization Corporation (the "Company"), as depositor, AMRESCO Services, L.P., as servicer, LaSalle National Bank, as trustee, and ABN AMRO Bank, N.V., as fiscal agent.
The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No.33-99502) (the "Registration Statement").

                Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

                Pursuant to Section 3.22 of the Pooling and Servicing Agreement, Servicer is filing this Current Report containing the November 16, 1998 monthly distribution report prepared by the Trustee pursuant to Section 4.02(b)(i) thereof.

                This Current Report is being filed by the Servicer, in its capacity as such under the Pooling and Servicing Agreement, on behalf of the Registrant. The information reported and contained herein has been supplied to the Servicer by one or more of the Borrowers or other third parties without independent review or investigation by the Servicer. Pursuant to the Pooling and Servicing Agreement, the Servicer is not responsible for the accuracy or completeness of such information.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
        AND EXHIBITS

        (c)     Exhibits


                     Item 601(a) of
                     Regulation S-K
     Exhibit No.     Exhibit No.      Description



     5.1              99               Monthly distribution report pursuant to
                                       Section 4.2 of the Pooling and Servicing
                                       Agreement for the distribution on
                                       November 16, 1998


     5.2              99               Comparative Financial Status
                                       Report as of  11/13/98

                                       Delinquent Loan Status Report as of
                                       11/13/98

                                       REO Status Report as of 11/13/98

                                       Watch List as of  11/13/98

                                       Historical Loan Modification Report
                                       as of 11/13/98

                                       Historical Loss Estimate Report as of
                                       11/13/98

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                               AMRESCO SERVICES, L.P., IN
                                               ITS CAPACITY AS SERVICER
                                               UNDER THE POOLING AND
                                               SERVICING AGREEMENT ON
                                               BEHALF OF  ASSET SECURITIZATION
                                               CORPORATION, REGISTRANT





                                               By:  /s/ Daniel B. Kirby
                                                       Daniel B. Kirby,
                                                       Senior Vice President


                                               By:  /s/ Sean D. Reilly
                                                       Sean D. Reilly
                                                       Vice President


Date:  November 22, 1998

                         EXHIBIT INDEX



                   Item 601(a) of
                   Regulation S-K
   Exhibit No.     Exhibit No.          Description


   5.1             99                   Monthly distribution report pursuant to
                                        Section 4.2 of the Pooling and Servicing
                                        Agreement for the distribution on
                                        Novmeber 16, 1998


   5.2             99                   Comparative Financial Status
                                        Report as of  11/13/98

                                        Delinquent Loan Status Report as of
                                        11/13/98

                                        REO Status Report as of 11/13/98

                                        Watch List as of  11/13/98

                                        Historical Loan Modification Report
                                        as of 11/13/98

                                        Historical Loss Estimate Report as of
                                        11/13/98